ANNUAL REPORT

TEMPLETON EMERGING
MARKETS INCOME FUND, INC.

AUGUST 31, 2000

[FRANKLIN(R) TEMPLETON(R) LOGO]

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Income Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Emerging Markets Income Fund, covering the 12 months ended August 31, 2000. During this period, fixed income securities of many emerging-market countries rallied in response to rising commodity prices and the implementation of sound economic policies by many issuer governments. Credit ratings of many emerging market bonds were upgraded while those of U.S. high yield bonds were downgraded by the leading rating agencies, and many investors looking for attractive yields switched to fixed income securities of emerging-market countries.

CONTENTS
Shareholder Letter .....             1

Performance Summary ....             5

Important Notice to
Shareholders ...........             6

Financial Highlights &
Statement of Investments             7

Financial Statements ...            12

Notes to Financial
Statements .............            15

Report of Independent
Accountants ............            18

                            [PYRAMID GRAPHIC]

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

                              [PIE CHART]

Latin American bonds generally performed well as they benefited from the region's recovery from last year's recession. Brazil's Central Bank lowered interest rates, while the government was successful in reducing its fiscal deficit and stabilizing important credit ratios. Mexico continued to benefit from strong economic growth in the U.S., and its bonds were upgraded to investment-grade status. Ecuadorian bonds rallied following economic reforms there. However, Argentina's economy faltered, and Argentine bonds generally underperformed those of its neighbors.

Asian ex-Japan bonds, benefited from strong economic growth across the region, particularly in the newly industrialized exporting countries. However, the rate of economic growth in Asia began to level off as exports peaked because of capacity constraints of companies producing exports.

As a whole, European fixed income securities delivered good returns mostly because of the strong performance of Russian bonds, which rose 127% in response to that nation's successful restructuring of defaulted debt, a relatively smooth political transition following its presidential elections and its implementation of tax reforms. These events led to an increase in foreign reserves and an improvement in the country's creditworthiness.

Africa generally provided satisfactory returns for the 12 months under review. However, bonds of the Ivory Coast and Nigeria dropped in value due to missed payments and the possibility of debt restructuring with significant write-offs.

Within this environment, Templeton Emerging Markets Income Fund posted a 21.62% one-year cumulative total return based on market price and a 23.74% return based on net asset value, as shown in the Performance Summary on page 5. The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 30.23% during the same period.(1)

On August 31, 2000, 63.7% of the Fund's total net assets were invested in Latin American securities. Our largest regional holdings were Brazilian bonds (23.6% of total net assets), followed by those from Argentina (12.9%), Venezuela (9.3%) and Mexico (8.5%). Asian holdings made up 10.2% of the portfolio, with Indonesia representing the largest country weighting in the region followed by the Philippines. The Fund's European exposure remained comparatively small during the period, split among Turkey (9.7%), Russia (5.4%), the Netherlands (3.5%) and Bulgaria (2.2%).

During the period, we invested primarily in U.S. dollar-denominated bonds to minimize currency exposure (92.5% of total net assets on August 31, 2000), and favored sovereign Eurobonds over Brady bonds because of their relatively higher current yield, and maintained very little emerging market currency exchange rate exposure.

Looking forward, we will maintain our focus on bonds from those countries with positive and sustainable economic growth, that we believe are making progress on reform and adhering to prudent demand-management policies. In our opinion, the underlying value of such securities should increase if the

TOP 10 COUNTRIES
8/31/00

                    % OF TOTAL
                    NET ASSETS
------------------------------
Brazil                   23.6%
Argentina                12.9%
Turkey                    9.7%
Venezuela                 9.3%
Mexico                    8.5%
Russia                    5.4%
Indonesia                 4.1%
Philippines               4.0%
Netherlands               3.5%
Colombia                  3.5%

1. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG measures performance of external debt instruments in 14 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

economic performance and improved creditworthiness of these countries continues. We expect to follow a defensive credit and currency posture in an effort to minimize default rates and to meet the Fund's primary investment objective of generating high income.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections.

We welcome your comments and suggestions and look forward to serving your investment needs in the years to come.

Sincerely,





Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY
AS OF 8/31/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

One-Year Total Return               23.74% Based on change in Net Asset Value
                                    21.62% Based on change in Market Price on
                                           the New York Stock Exchange (NYSE)
Net Asset Value (NAV)               $12.43 (8/31/00)                             $11.36 (8/31/99)
Change in NAV                       +$1.07
Market Price (NYSE)                 $10.6875 (8/31/00)                           $9.9375 (8/31/99)
Change in Market Price              +$0.7500
Distributions (9/1/99-8/31/00)      Dividend Income                              $1.24

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                INCEPTION
                                      1-YEAR       5-YEAR       (9/23/93)
-------------------------------------------------------------------------
Cumulative Total Return(1)

   Based on change in
   NAV                                19.12%       72.88%        75.33%

   Based on change in
   market price*                      15.20%       58.87%        44.59%

Average Annual Total Return(2)

   Based on change in
   NAV                                19.12%       11.56%         8.33%

   Based on change in
   market price*                      15.20%         9.70%        5.39%

* Market price returns assume reinvestment of dividends as of the 9/30/00 closing market price. Your actual returns may differ.


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total return. Without these reductions, total return would have been lower.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
EURO RISK. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of most of the member countries.

It is not possible to predict the long-term impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first year and a half of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the full impact of those changes cannot be assessed at this time.

SHARE REPURCHASE PROGRAM. On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $11.36       $9.46      $14.33      $12.92      $11.52
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................        1.27        1.26        1.22        1.18        1.24
 Net realized and unrealized gains (losses)................        1.03        1.88       (4.85)       1.47        1.40
                                                               --------------------------------------------------------
Total from investment operations...........................        2.30        3.14       (3.63)       2.65        2.64
                                                               --------------------------------------------------------
Capital share repurchases..................................         .01          --          --          --          --
                                                               --------------------------------------------------------
Distributions from net investment income...................       (1.24)      (1.24)      (1.24)      (1.24)      (1.24)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $12.43      $11.36       $9.46      $14.33      $12.92
                                                               ========================================================
Total Return
 Based on market value per share...........................      21.62%      37.66%    (33.52)%      22.11%      23.73%
 Based on net asset value per share........................      23.74%      35.16%    (27.44)%      22.20%      24.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $587,397    $540,977    $450,329    $682,212    $614,951
Ratios to average net assets:
 Expenses..................................................       1.19%       1.18%       1.18%       1.19%       1.09%
 Expenses, excluding waiver and payments by affiliate......       1.19%       1.18%       1.18%       1.19%       1.20%
 Net investment income.....................................      10.62%      11.30%       9.01%       8.62%      10.14%
Portfolio turnover rate....................................      53.40%      38.29%     122.92%     266.79%      77.90%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.7%
ARGENTINA 12.9%
Republic of Argentina:
  8.75%, 5/09/02............................................    $  8,750,000        $  8,443,750
  11.00%, 10/09/06..........................................       6,575,000           6,246,250
  Reg S, 11.75%, 2/12/07....................................      13,180,000ARS       11,587,538
  11.75%, 4/07/09...........................................      35,205,000          32,907,874
  11.375%, 3/15/10..........................................       4,346,000           3,971,157
  11.375%, 1/30/17..........................................       7,400,000           6,539,750
  9.75%, 9/19/27............................................       7,800,000           6,023,063
                                                                                    ------------
                                                                                      75,719,382
                                                                                    ------------
BRAZIL 23.6%
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......       5,700,000           5,717,391
Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08...       7,000,000           6,220,900
Government of Brazil:
  11.625%, 4/15/04..........................................       5,100,000           5,318,025
  11.25%, 7/26/07...........................................       5,000,000           4,987,500
  9.375%, 4/07/08...........................................      18,500,000          16,846,563
  14.50%, 10/15/09..........................................      29,000,000          32,211,750
  Series L, cvt., FRN, 7.4375%, 4/15/12.....................      18,275,000          14,151,795
  12.75%, 1/15/20...........................................       2,000,000           1,957,500
  10.125%, 5/15/27..........................................      28,580,000          22,728,245
  12.25%, 3/06/30...........................................      30,005,000          28,429,738
                                                                                    ------------
                                                                                     138,569,407
                                                                                    ------------
BULGARIA 2.2%
Republic of Bulgaria, FRN, 7.75%, 7/28/11...................      16,000,000          13,000,000
                                                                                    ------------
COLOMBIA 3.5%
Republic of Colombia:
  9.75%, 4/23/09............................................      13,650,000          11,380,688
  9.75%, 4/23/09, Series NOV................................      10,300,000           9,389,789
                                                                                    ------------
                                                                                      20,770,477
                                                                                    ------------
ECUADOR 1.6%
Republic of Ecuador, 144A, 12.00%, 11/15/12.................      14,803,000           9,640,454
                                                                                    ------------
INDIA .1%
+*Essar Steel Ltd.:
  144A, FRN, 7.635%, 7/20/99................................         475,000             249,375
  Reg S, FRN, 7.635%, 7/20/99...............................         495,000             259,875
                                                                                    ------------
                                                                                         509,250
                                                                                    ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
INDONESIA 4.1%
*PT Astra International, wts., 12/31/03.....................       5,786,583IDR     $  1,297,023
PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07.......      16,375,000           9,538,438
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....       4,840,000           4,779,500
+PT Inti Indorayon Utama, 9.125%, 10/15/00..................       6,830,000           1,400,150
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........       8,000,000           7,120,000
                                                                                    ------------
                                                                                      24,135,111
                                                                                    ------------
JAMAICA 1.1%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............       6,575,000           6,400,434
                                                                                    ------------
MEXICO 8.5%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................       3,500,000           3,648,750
Bepensa SA, 144A, 9.75%, 9/30/04............................       7,060,000           6,530,500
Petroleos Mexicanos (PEMEX), 9.375%, 12/02/08...............       3,280,000           3,411,200
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....       5,130,217           3,975,918
United Mexican States:
  8.625%, 3/12/08...........................................      21,575,000          21,499,485
  10.375%, 2/17/09..........................................       1,600,000           1,750,800
  11.375%, 9/15/16..........................................         595,000             699,125
  11.50%, 5/15/26...........................................       6,750,000           8,336,250
                                                                                    ------------
                                                                                      49,852,028
                                                                                    ------------
NETHERLANDS 3.5%
Astra Overseas Finance NV, FRN, Reg S:
  Series I, 6.7775%, 12/31/01...............................         923,000             830,700
  Series II, 6.7775%, 6/30/05...............................       3,208,320           2,085,408
  Series III, zero cpn., 6/30/06............................       4,036,000           1,291,520
Cellco Finance NV:
  144A, 12.75%, 8/01/05.....................................       3,900,000           4,085,250
  15.00%, 8/01/05...........................................      11,450,000          12,494,813
                                                                                    ------------
                                                                                      20,787,691
                                                                                    ------------
PANAMA 2.2%
Republic of Panama, 9.375%, 4/01/29.........................      12,940,000          12,920,590
                                                                                    ------------
PHILIPPINES 4.0%
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................       5,500,000           5,476,075
  9.25%, 6/30/06............................................       5,080,000           4,572,000
Republic of Philippines:
  9.875%, 3/16/10...........................................       4,170,000           4,005,806
  Reg S, 8.75%, 10/07/16....................................       5,450,000           4,386,160
Subic Power Corp., 144A, 9.50%, 12/28/08....................       5,334,483           4,987,632
                                                                                    ------------
                                                                                      23,427,673
                                                                                    ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
RUSSIA 5.4%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................    $ 20,050,000        $ 16,320,700
  Reg S, 10.00%, 6/26/07....................................      16,215,000          13,199,010
Russian Federation:
  144A, FRN, 8.25%, 3/31/10.................................         495,542             349,357
  144A, FRN, 2.25%, 3/31/30.................................       4,249,367           1,813,970
                                                                                    ------------
                                                                                      31,683,037
                                                                                    ------------
SOUTH KOREA 2.0%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................      11,500,000          11,802,450
                                                                                    ------------
TRINIDAD AND TOBAGO 1.0%
SEI Holdings IX Inc.:
  11.00%, 11/30/00..........................................         380,000             380,000
  144A, 11.00%, 11/30/00....................................       5,210,000           5,210,000
                                                                                    ------------
                                                                                       5,590,000
                                                                                    ------------
TURKEY 9.7%
Pera Financial Services:
  144A, 9.375%, 10/15/02....................................       8,950,000           8,838,125
  Reg S, 9.375%, 10/15/02...................................       1,100,000           1,086,250
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................       7,450,000           7,505,875
  144A, 10.00%, 9/19/07.....................................      17,450,000          17,428,188
  12.375%, 6/15/09..........................................       4,525,000           4,914,150
  11.75%, 6/15/10...........................................       5,750,000           6,069,844
  11.875%, 1/15/30..........................................      10,000,000          10,900,000
                                                                                    ------------
                                                                                      56,742,432
                                                                                    ------------
VENEZUELA 9.3%
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................       7,200,000           5,706,000
  Reg S, 9.125%, 6/18/07....................................      10,050,000           7,964,625
  9.25%, 9/15/27............................................      60,754,000          41,217,792
                                                                                    ------------
                                                                                      54,888,417
                                                                                    ------------
TOTAL LONG TERM INVESTMENTS (COST $596,213,985).............                         556,438,833
                                                                                    ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT**             VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $5,694,000) 1.0%
Den Danske Bank, 6.625%, 9/01/00, Time Deposit..............    $  5,694,000        $  5,694,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $601,907,985) 95.7%.................                         562,132,833
OTHER ASSETS, LESS LIABILITIES 4.3%.........................                          25,264,333
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $587,397,166
                                                                                    ============

CURRENCY ABBREVIATIONS:

ARS -- Argentine Peso
IDR -- Indonesian Rupiah

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $601,907,985)....    $562,132,833
 Receivables:
  Investment securities sold................................       8,178,504
  Interest..................................................      19,909,994
                                                                ------------
      Total assets..........................................     590,221,331
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,506,281
  To affiliates.............................................         492,402
 Funds advanced by custodian................................         339,464
 Accrued expenses...........................................         486,018
                                                                ------------
      Total liabilities.....................................       2,824,165
                                                                ------------
Net assets, at value........................................    $587,397,166
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $ 12,974,767
 Net unrealized depreciation................................     (39,775,152)
 Accumulated net realized loss..............................     (47,128,641)
 Capital shares.............................................     661,326,192
                                                                ------------
Net assets, at value........................................    $587,397,166
                                                                ============
Net asset value per share ($587,397,166 / 47,256,957 shares
  outstanding)..............................................          $12.43
                                                                ============

                       See Notes to Financial Statements.
 12

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Interest income (net of foreign taxes of $1,340)............                    $ 67,193,637
Expenses:
 Management fees (Note 3)...................................    $  4,833,310
 Administrative fees (Note 3)...............................         852,935
 Transfer agent fees........................................         749,100
 Custodian fees.............................................          93,200
 Reports to shareholders....................................         107,000
 Registration and filing fees...............................          21,500
 Professional fees..........................................          63,500
 Directors' fees and expenses...............................          53,000
 Other......................................................          11,604
                                                                ------------
      Total expenses........................................                       6,785,149
                                                                                ------------
            Net investment income...........................                      60,408,488
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (22,183,404)
  Foreign currency transactions.............................          16,050
                                                                ------------
      Net realized loss.....................................                     (22,167,354)
 Net unrealized appreciation on investments.................                      70,799,475
                                                                                ------------
Net realized and unrealized gain............................                      48,632,121
                                                                                ------------
Net increase in net assets resulting from operations........                    $109,040,609
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 60,408,488       $ 59,782,959
  Net realized loss from investments and foreign currency
   transactions.............................................     (22,167,354)       (17,013,740)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      70,799,475        106,909,696
                                                                -------------------------------
    Net increase in net assets resulting from operations....     109,040,609        149,678,915

 Distributions to shareholders from net investment income...     (59,007,796)       (59,031,139)
 Capital share transactions (Note 2)........................      (3,612,775)                --
                                                                -------------------------------
    Net increase in net assets..............................      46,420,038         90,647,776

Net assets:
 Beginning of year..........................................     540,977,128        450,329,352
                                                                -------------------------------
 End of year................................................    $587,397,166       $540,977,128
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $ 12,974,767       $ 11,558,025
                                                                ===============================

                       See Notes to Financial Statements.
 14

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase shares of the Fund's common stock.

At August 31, 2000, there were 100,000,000 shares authorized ($.01 par value). During the year ended August 31, 2000, 348,800 shares were repurchased for $3,612,775. The weighted average discount of market price to net asset value of shares repurchased during the year ending August 31, 2000 was 14%. During the year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through August 31, 2000, the Fund had repurchased a total of 348,800 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber Group Inc. equal, on an annual basis to 0.10% of the average daily assets of the Fund.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $610,610,019 was as follows:

Unrealized appreciation.....................................  $   7,707,352
Unrealized depreciation.....................................    (56,184,538)
                                                              -------------
Net unrealized depreciation.................................  $ (48,477,186)
                                                              =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At August 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $ 1,960,611
2008........................................................   20,490,368
                                                              -----------
                                                              $22,450,979
                                                              ===========

At August 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 1999 of $15,975,629. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $289,995,912 and $303,196,551, respectively.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Income Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, March 7, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 7, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2000; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2003:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith........  42,613,264            89.51%               98.24%         765,524             1.61%
Betty P. Krahmer..........  42,612,461            89.51%               98.23%         766,327             1.61%
Gordon S. Macklin.........  42,622,043            89.53%               98.26%         756,745             1.59%
Fred R. Millsaps..........  42,551,805            89.38%               98.09%         826,983             1.74%

                                % OF
   TERM EXPIRING 2003:      VOTED SHARES
--------------------------
John Wm. Galbraith........     1.76%
Betty P. Krahmer..........     1.77%
Gordon S. Macklin.........     1.74%
Fred R. Millsaps..........     1.91%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000:

                                                                SHARES               % OF                 % OF
                                                                VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------------------------------------------
For.........................................................  42,762,421            89.82%               98.58%
Against.....................................................     309,271             0.65%                0.71%
Abstain.....................................................     307,096             0.65%                0.71%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                                                SHARES               % OF                 % OF
                                                                VOTED         OUTSTANDING SHARES      VOTED SHARES
------------------------------------------------------------------------------------------------------------------
For.........................................................  41,713,424            87.62%               96.16%
Against.....................................................     966,723             2.03%                2.23%
Abstain.....................................................     698,641             1.47%                1.61%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEI A00 10/00                         [RECYCLE LOGO] Printed on recycled paper